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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 11, 2001



                                 AAIPHARMA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




             Delaware                     0-21185                04-2687849
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                       Applied Analytical Industries, Inc.
              -----------------------------------------------------
              (Former name or address, if changed from last report)

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Item 5.           Other Events.

         On January 11, 2001, aaiPharma Inc., formerly Applied Analytical Industries, Inc. (the "Company"), issued a press release (the "Release") concerning the execution of licensing agreement between the Company and Aventis Pharmaceuticals. The Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits

                  Exhibit 99.1  --        Press release dated January 11, 2001



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2001

                                            AAIPHARMA INC.


                                            By:  /s/ William L. Ginna, Jr.
                                                --------------------------------
                                                William L. Ginna, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1  --  Press release dated January 11, 2001


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